UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  FORM N-CSR

            CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                             INVESTMENT COMPANIES

Investment Company Act file number 811-6489

                Dreyfus Florida Intermediate Municipal Bond Fund
                (Exact name of Registrant as specified in charter)


                           c/o The Dreyfus Corporation
                                 200 Park Avenue
                             New York, New York 10166
               (Address of principal executive offices) (Zip code)

                               Mark N. Jacobs, Esq.
                                 200 Park Avenue
                             New York, New York 10166
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  (212) 922-6000


Date of fiscal year end:   12/31

Date of reporting period:  6/30/03

                                  FORM N-CSR

ITEM 1.     REPORTS TO STOCKHOLDERS.

      DREYFUS
      FLORIDA INTERMEDIATE
      MUNICIPAL BOND FUND

      SEMIANNUAL REPORT June 30, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            15   Financial Highlights

                            16   Notes to Financial Statements

                            20   Proxy Results

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                   Dreyfus Florida Intermediate
                                                            Municipal Bond Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Florida Intermediate Municipal Bond Fund covers the six-month period from January 1, 2003, through June 30, 2003. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Scott Sprauer.

Municipal bonds continued to rally during the reporting period, with prices driven higher by a combination of declining interest rates and robust levels of investor demand for tax-exempt securities. If the market is able to hold these gains through year-end, 2003 will mark the fourth consecutive calendar year of
positive    performance    for    municipal    bonds.

However, the market' s strong performance has had a downside: yields on high-quality securities have fallen toward historical lows, and maintaining a steady stream of current tax-exempt income has become a challenge for many investors. Nonetheless, we remain optimistic about the prospects for municipal bonds in the current economic environment. For example, states faced with worsening budget problems may consider raising taxes, which we believe may make tax-exempt securities more attractive to many investors.

Thank you for your continued confidence and support.

Sincerely,

/s/ Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 15, 2003




DISCUSSION OF FUND PERFORMANCE

Scott Sprauer, Portfolio Manager

How did Dreyfus Florida Intermediate Municipal Bond Fund perform relative to its benchmark?

For the six-month period ended June 30, 2003, the fund achieved a total return of 3.07%.(1) The Lehman Brothers 7-Year Municipal Bond Index (the "Index"), the fund' s benchmark, achieved a total return of 3.84% for the same period.(2) In addition, the fund is reported in the Lipper Florida Intermediate Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in this Lipper category was 2.57%.(3) The fund's benchmark is a broad-based measure of overall municipal bond performance. There are no broad-based municipal bond market indices reflective of the performance of bonds issued by a single state. For this reason, we have also provided the fund's Lipper category average return for comparative purposes.

The municipal bond market benefited during the reporting period primarily from the effects of declining interest rates, which produced capital appreciation among seasoned bonds, and strong demand from investors seeking relatively stable investment alternatives. The fund produced lower returns than its benchmark, mainly because the Index contains bonds from many states, not just Florida, and does not reflect transaction fees and other expenses. However, the fund produced higher returns than its Lipper category average, primarily because of our focus on high-quality securities in the intermediate-term maturity range. Such bonds were subject to particularly robust levels of investor interest.

What is the fund's investment approach?

The fund' s objective is to seek as high a level of income exempt from federal income tax as is consistent with the preservation of capital.

To pursue this goal, the fund normally invests at least 80% of its assets in municipal bonds issued by the state of Florida, its political subdivisions, authorities and corporations, that provide income exempt from federal income tax and which enable the fund' s shares to be exempt from the Florida intangible personal property tax. The fund generally maintains a dollar-weighted average portfolio maturity between three and ten years.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

While the fund generally intends to invest only in investment-grade securities or the unrated equivalent as determined by Dreyfus, it does have the ability to invest up to 20% of its net assets in bonds rated below investment grade (" high-yield" or "junk" bonds) or the unrated equivalent as determined by Dreyfus.

The portfolio manager may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, the portfolio manager may assess the current interest-rate environment and the municipal bond' s potential volatility in different rate environments. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. A portion of the fund' s assets may be allocated to "discount" bonds, which are bonds that sell at a price below their face value, or to "premium" bonds, which are bonds that sell at a price above their face value. The fund's allocation to either discount bonds or to premium bonds will change along with the portfolio manager' s changing views of the current interest-rate and market environment. The portfolio manager also may look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund's performance?

The fund was positively influenced by generally favorable market conditions during the reporting period, including declining interest rates and robust investor demand for relatively stable fixed-income investments. As demand for a relatively limited supply of tax-exempt securities increased, bond yields generally fell and prices rose, contributing positively to the fund's total return.

The  persistently  weak  U.S.  economy  also  created  some potentially negative influences, however. Because of lower tax revenues, most states and municipalities faced widening budget deficits during the reporting period. Florida bridged the budget gap for its 2004 fiscal year with a $52.3 billion budget that includes spending cuts, elimination of a sales tax "holiday" and an 8.5% increase in state university tuition for Florida residents.

In this challenging fiscal environment, there was little trading activity in the fund. The fund' s core, seasoned holdings of high-quality securitie generally featured higher yields than were available in the marketplace. On the margins, however, we tended to focus on income-oriented bonds with maturities of 10 to 15 years for new purchases. These securities, with nominal yields between 5% and 5.50%, have traditionally been considered defensive investments, because they have tended to hold up better than other types of bonds during market declines. In addition, we generally focused on bonds that are backed by specific revenue streams, including fees from essential services such as water and sewer facilities.

We have maintained the fund's average duration -- a measure of sensitivity to changing interest rates -- at around 5.50 years, which we consider to be in the " neutral" range relative to the fund's peer group average. This positioning is designed to place more emphasis on our security selection strategy and less on the potential effects of interest-rate movements. In addition, we attempted to maintain levels of credit quality and, as of the reporting period's end, 95% of the fund's holdings were rated double-A or better.

What is the fund's current strategy?

Despite improving investor optimism toward the end of the reporting period, we believe that the economy so far has exhibited few signs of sustainable strength. In addition, we remain concerned that cuts in state aid may put additional pressure on local municipal bond issuers. We have continued to focus on income-oriented bonds, paying close attention to underlying credit quality. At the same time, we have attempted to remain fully invested by keeping the fund's cash holdings at relatively low levels. In our view, these are prudent strategies in today's economic and fiscal environments.

July 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX
(AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 7-YEAR, TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 6-8 YEARS. INDEX RETURNS DO NOT REFLECT THE FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

                                                             The Fund



STATEMENT OF INVESTMENTS

June 30, 2003 (Unaudited)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--99.2%                                                        Amount ($)             Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FLORIDA--93.1%

Alachua County Health Facilities Authority, Health

  Facilities Revenue (Shands Teaching Hospital)

   5.20%, 12/1/2007 (Insured; MBIA)                                                           1,700,000                1,914,302

Boynton Beach, Utility Systems Revenue

   5.375%, 11/1/2008 (Insured; FGIC)                                                          1,000,000                1,135,710

Brevard County Health Facilities Authority, Revenue

  (Holmes Regional Medical Center)

   5.30%, 10/1/2007 (Insured; MBIA)                                                           3,000,000                3,368,670

Brevard County Housing Finance Authority, MFHR

   (Windover Oaks) 6.90%, 2/1/2027                                                            2,000,000                2,167,140

Broward County School Board, COP:

   5.375%, 7/1/2013 (Insured; FSA)                                                            4,370,000                4,980,139

   5.50%, 7/1/2014 (Insured; FSA)                                                             4,715,000                5,434,273

Capital Projects Finance Authority, Student Housing
   Revenue (Capital Projects Loan Program)

   5.50%, 10/1/2016 (Insured; MBIA)                                                           4,285,000                4,667,479

Celebration Community Development District,

   Special Assessment 5.60%, 5/1/2004 (Insured; MBIA)                                           315,000                  326,173

Charlotte County, Utility Revenue

   5.40%, 10/1/2008 (Insured; FGIC)                                                           1,210,000                1,371,971

Clay County Housing Finance Authority, Revenue

  (Multi-County Program) 4.85%, 10/1/2011

   (Collateralized: FNMA & GNMA)                                                              1,425,000                1,517,426

Collier County, Capital Improvement Revenue:

   5.75%, 10/1/2006 (Insured; MBIA)                                                           1,985,000                2,135,245

   5.85%, 10/1/2007 (Insured; MBIA)                                                           2,105,000                2,266,938

Dade County:

  Special Obligation Revenue:

      (Solid Waste System)
         6%, 10/1/2006 (Insured; AMBAC)                                                       2,565,000                2,918,200

      Zero Coupon, 10/1/2010 (Insured; AMBAC)                                                 6,825,000                5,283,369

   Water and Sewer Systems Revenue

      6.25%, 10/1/2011 (Insured; FGIC)                                                        2,115,000                2,602,444

Deerfield Beach, Water and Sewer Improvement Revenue

   6.125%, 10/1/2003 (Insured; FGIC)                                                            680,000                  688,255

Escambia County Health Facilities Authority, Revenue

   (Ascension Health Credit Group) 5.25%, 11/15/2013                                          2,000,000                2,236,820

Florida Board of Education:

  Capital Outlay (Public Education):

      5.50%, 6/1/2010                                                                         5,725,000                6,394,195

      5.375%, 6/1/2017                                                                        3,000,000                3,360,540

      5.50%, 6/1/2018                                                                         5,000,000                5,591,750


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)             Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FLORIDA (CONTINUED)

Florida Board of Education (continued):

  Lottery Revenue:

      5.25%, 7/1/2018 (Insured; FGIC)                                                         2,500,000                2,780,900

      5.25%, 7/1/2019 (Insured; FGIC)                                                         3,675,000                4,009,241

Florida Department of Environmental Protection, Revenue:

   5.75%, 7/1/2009 (Insured; FGIC)                                                            5,100,000                6,001,476

   (Florida Forever) 5.25%, 7/1/2010 (Insured; FGIC)                                          3,580,000                4,119,506

Florida Municipal Loan Council, Revenue:

   5.25%, 5/1/2015 (Insured; MBIA)                                                            2,025,000                2,291,530

   (North Miami Beach Water)

      5.375%, 8/1/2018 (Insured; MBIA)                                                        1,990,000                2,235,646

Florida Municipal Power Agency, Revenue:

   (Stanton II) 5.50%, 10/1/2015 (Insured; AMBAC)                                             3,635,000                4,197,407

   (Tri-City) 5%, 10/1/2017 (Insured; FSA)                                                    2,945,000  (a)           3,233,433

Florida Ports Financing Commission, Revenue

  (Transportation Trust Fund--Intermodal Program)

   5.50%, 10/1/2016                                                                           1,745,000                1,912,398

Fort Myers, Improvement Revenue

  (Special Assessment--Geo Area 24)

   7.05%, 7/1/2005 (Prerefunded 7/1/2003)                                                       905,000  (b)             905,136

Halifax Hospital Medical Center, HR

   5%, 10/1/2010 (Insured; MBIA)                                                              1,750,000                1,958,705

Hialeah Gardens, IDR (Waterford Convalescent)

   7.875%, 12/1/2007                                                                            615,000                  627,743

Hillsborough County, Utility Revenue:

   Zero Coupon, 8/1/2006 (Insured; MBIA)                                                      5,000,000                4,758,900

   5.50%, 8/1/2011 (Insured; AMBAC)                                                           2,000,000                2,342,180

   5.50%, 8/1/2014 (Insured; AMBAC)                                                           3,205,000                3,833,693

Hillsborough County Industrial Development Authority

   HR (Tampa General Hospital) 5.25%, 10/1/2015                                               3,500,000                3,634,155

Hillsborough County School Board, COP

   5%, 7/1/2016 (Insured; MBIA)                                                               2,625,000                2,848,151

Hillsborough County School District, Sales Tax Revenue

   5.375%, 10/1/2014 (Insured; AMBAC)                                                         1,500,000                1,713,975

Indian Trace Community Development District

  (Water Management--Special Benefit)

   5.375%, 5/1/2005 (Insured; MBIA)                                                           2,265,000                2,431,681

Jacksonville:

  Guaranteed Entitlement Revenue

    (Refunding & Improvement):

         5.375%, 10/1/2015 (Insured; FGIC)                                                    2,870,000                3,281,070

         5.375%, 10/1/2016 (Insured; FGIC)                                                    3,080,000                3,484,804

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FLORIDA (CONTINUED)

Jacksonville (continued):

  Sales Tax Revenue:

      5.50%, 10/1/2014 (Insured; AMBAC)                                                       1,500,000                1,727,970

      5.50%, 10/1/2015 (Insured; AMBAC)                                                       1,500,000                1,716,930

      (River City Renaissance)

         5.125%, 10/1/2018 (Insured; FGIC)                                                    2,500,000                2,689,500

Lake Worth 5.80%, 10/1/2005 (Insured; AMBAC)                                                  1,000,000                1,098,790

Lakeland, Electric and Water Revenue 5.90%, 10/1/2007                                         2,385,000                2,776,617

Lee County, Transportation Facilities Revenue

   5.50%, 10/1/2015 (Insured; AMBAC)                                                          2,500,000                2,861,550

Martin County, Utility System Revenue:

   5.50%, 10/1/2011 (Insured; FGIC)                                                           1,000,000                1,173,770

   5.50%, 10/1/2012 (Insured; FGIC)                                                           1,065,000                1,258,841

   5.50%, 10/1/2013 (Insured; FGIC)                                                           1,485,000                1,775,006

Miami:

   5.80%, 12/1/2005 (Insured; FGIC)                                                           1,340,000                1,481,223

   Homeland Defense/Neighborhood

      5.50%, 1/1/2016 (Insured; MBIA)                                                         7,495,000                8,509,523

Miami-Dade County, Public Service Tax Revenue

  (Umsa Public Improvements)

   5.50%, 4/1/2016 (Insured; AMBAC)                                                           2,190,000                2,502,557

Miami-Dade County School Board, COP

   5.25%, 8/1/2008 (Insured; AMBAC)                                                           2,500,000                2,851,400

Miami-Dade County School District

   5.375%, 8/1/2013 (Insured; FSA)                                                            2,000,000                2,343,960

Northern Palm Beach County Improvement District

  (Water Control & Improvement Unit Development)

   5.75%, 8/1/2014                                                                            1,085,000                1,141,919

Orange County, Tourist Development Tax Revenue:

   5.50%, 10/1/2011 (Insured; AMBAC)                                                          3,030,000                3,514,042

   5%, 10/1/2015 (Insured; AMBAC)                                                             1,010,000                1,103,082

Orange County Health Facilities Authority, HR

  (Orlando Regional Healthcare) 6.25%, 10/1/2011

   (Insured; MBIA, Escrowed to Maturity)                                                      1,770,000                2,203,792

Orlando Utilities Commission, Water and Electric Revenue:

   5.75%, 10/1/2005                                                                           2,000,000                2,195,260

   5.80%, 10/1/2006                                                                           6,030,000                6,833,317

   5.80%, 10/1/2007                                                                           1,175,000                1,358,876


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FLORIDA (CONTINUED)

Osceola County Industrial Development Authority, Revenue

   (Community Provider Pooled Loan Program)
   8%, 7/1/2004                                                                               1,335,000                1,349,818

Palm Beach County:

  Criminal Justice Facilities Revenue

      5.375%, 6/1/2010 (Insured; FGIC)                                                        1,825,000                2,111,616

   (Land Acquisition Program) 5.375%, 6/1/2014                                                1,000,000                1,148,880

   Public Improvement Revenue (Convention Center)

      5.50%, 11/1/2013 (Insured; FGIC)                                                        1,785,000                2,061,621

Palm Beach County School Board, COP:

   5%, 8/1/2011 (Insured; FSA)                                                                1,450,000                1,644,344

   5.25%, 8/1/2014 (Insured; FSA)                                                             4,500,000                5,117,625

   6%, 8/1/2016 (Insured; FGIC, Prerefunded 8/1/2010)                                         4,000,000  (b)           4,875,640

   5.50%, 8/1/2018 (Insured; FSA)                                                             4,910,000                5,556,205

Palm Beach County Solid Waste Authority, Revenue

   5.50%, 10/1/2006 (Insured; AMBAC)                                                          3,000,000                3,367,800

Plant City, Utility Systems Revenue

   (Improvement) 6%, 10/1/2015 (Insured; MBIA)                                                2,000,000                2,450,640

Plantation, Revenue (Public Improvement Projects)

   5.375%, 8/15/2011 (Insured; FSA)                                                           5,370,000                6,243,860

Seacoast Utility Authority,

  Water and Sewer Utility Systems Revenue

   5.25%, 3/1/2011 (Insured; FGIC)                                                            4,010,000                4,600,192

Sunrise, Public Facilities Revenue

   6.20%, 10/1/2004 (Insured; MBIA)                                                           1,000,000                1,024,140

Tampa, Revenue:

  (Allegany Health Systems--Saint Mary's)

      5.75%, 12/1/2007 (Insured; MBIA)                                                        2,750,000                2,848,725

   Cigarette Tax Allocation (H Lee Moffitt Cancer)

      5%, 3/1/2008 (Insured; AMBAC)                                                           2,000,000                2,255,200

Tampa Bay, Water Utility Systems Revenue

   5.125%, 10/1/2015 (Insured; FGIC)                                                          3,205,000                3,538,256

Volusia County Educational Facility Authority, Revenue

  (Embry-Riddle Aeronautical University)

  6.10%, 10/15/2003 (Insured; College

   Construction Loan Insurance Association)                                                   1,000,000                1,014,590

Volusia County School Board, Sales Tax Revenue

   5.375%, 10/1/2015 (Insured; FSA)                                                           4,000,000                4,572,920

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FLORIDA (CONTINUED)

Volusia County Special Assessment

  (Bethune Beach Wastewater Project)

   6.875%, 7/1/2005                                                                             320,000                  332,573

U.S. RELATED--6.1%

Children's Trust Fund, Tobacco Settlement Revenue:

   5.75%, 7/1/2013 (Prerefunded 7/1/2010)                                                     1,000,000  (b)           1,198,360

   5.75%, 7/1/2014 (Prerefunded 7/1/2010)                                                     3,000,000  (b)           3,595,080

Puerto Rico Commonwealth Highway and

  Transportation Authority, Revenue:

      Highway 5.50%, 7/1/2013 (Insured; MBIA)                                                 2,500,000                2,987,700

      Transportation 5.25%, 7/1/2012 (Insured; MBIA)                                          2,440,000                2,781,429

Puerto Rico Commonwealth Public Improvement

   5.50%, 7/1/2013 (Insured; FSA)                                                             2,000,000                2,390,160

Virgin Islands Public Finance Authority, Revenue

   5.625%, 10/1/2010                                                                          2,000,000                2,199,160
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $227,951,530)                                                             99.2%              247,347,228

CASH AND RECEIVABLES (NET)                                                                          .8%                2,097,664

NET ASSETS                                                                                       100.0%              249,444,892



Summary of Abbreviations

AMBAC                     American Municipal Bond

                             Assurance Corporation

COP                       Certificate of Participation

FGIC                      Financial Guaranty Insurance

                             Company

FNMA                      Federal National Mortgage

                             Association

FSA                       Financial Security Assurance

GNMA                      Government National Mortgage

                             Association

HR                        Hospital Revenue

IDR                       Industrial Development Revenue

MBIA                      Municipal Bond Investors

                             Assurance Insurance

                             Corporation

MFHR                      Multi-Family Housing Revenue



Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              83.5

AA                               Aa                              AA                                               12.4

BBB                              Baa                             BBB                                               2.7

Not Rated (c)                    Not Rated (c)                   Not Rated (c)                                     1.4

                                                                                                                 100.0

(A) PURCHASED ON A DELAYED DELIVERY BASIS.

(B) BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING DATE.

(C) SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S, HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2003 (Unaudited)

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           227,951,530   247,347,228

Cash                                                                  2,000,426

Interest receivable                                                   3,607,311

Receivable for shares of Beneficial Interest subscribed                  40,064

Prepaid expenses                                                          7,726

                                                                    253,002,755
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           139,721

Payable for investment securities purchased                           3,273,662

Payable for shares of Beneficial Interest redeemed                       77,035

Accrued expenses and other liabilities                                   67,445

                                                                      3,557,863
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      249,444,892
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     229,282,809

Accumulated net realized gain (loss) on investments                     766,385

Accumulated gross unrealized appreciation on investments             19,395,698
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      249,444,892
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized)
                                                                     18,056,291

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   13.82

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended June 30, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      5,489,633

EXPENSES:

Management fee--Note 3(a)                                              749,245

Shareholder servicing costs--Note 3(b)                                 148,018

Trustees' fees and expenses--Note 3(c)                                  22,437

Professional fees                                                       21,022

Custodian fees                                                          13,896

Prospectus and shareholders' reports                                    11,381

Registration fees                                                        5,315

Loan commitment fees--Note 2                                             1,083

Miscellaneous                                                           10,104

TOTAL EXPENSES                                                         982,501

INVESTMENT INCOME--NET                                               4,507,132
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                671,955

Net unrealized appreciation (depreciation) on investments            2,569,766

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               3,241,721

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 7,748,853

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2003           Year Ended
                                              (Unaudited)    December 31, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          4,507,132           10,098,295

Net realized gain (loss) on investments           671,955            2,045,356

Net unrealized appreciation (depreciation)
   on investments                               2,569,766            9,139,066

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   7,748,853            21,282,717
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                        (4,507,132)         (10,094,653)

Net realized gain on investments                       --          (1,957,220)

TOTAL DIVIDENDS                               (4,507,132)         (12,051,873)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                   6,454,215          23,598,891

Dividends reinvested                            3,055,996           8,274,938

Cost of shares redeemed                      (18,117,267)         (41,408,231)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           (8,607,056)          (9,534,402)

TOTAL INCREASE (DECREASE) IN NET ASSETS       (5,365,335)            (303,558)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           254,810,227          255,113,785

END OF PERIOD                                 249,444,892          254,810,227
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                       472,110           1,755,857

Shares issued for dividends reinvested            222,777             615,666

Shares redeemed                               (1,321,542)          (3,090,482)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (626,655)            (718,959)

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                          Six Months Ended
                                             June 30, 2003                                 Year Ended December 31,
                                                                    ----------------------------------------------------------------
                                                (Unaudited)         2002         2001(a)         2000         1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               13.64         13.15         13.21          12.85        13.59         13.64

Investment Operations:

Investment income--net                                 .25(b)        .53(b)        .58(b)         .59          .59           .60

Net realized and unrealized
   gain (loss) on investments                          .18           .60          (.01)           .36         (.74)          .06

Total from Investment Operations                       .43          1.13           .57            .95         (.15)          .66

Distributions:

Dividends from
   investment income--net                             (.25)         (.53)         (.58)          (.59)        (.59)         (.60)

Dividends from net realized
   gain on investments                                  --          (.11)         (.05)            --          .00(c)       (.11)

Total Distributions                                  (.25)          (.64)         (.63)          (.59)        (.59)         (.71)

Net asset value, end of period                       13.82         13.64         13.15          13.21        12.85         13.59
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      3.07(d)       8.75          4.37           7.58        (1.16)         4.98
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                               .79(e)        .80           .78            .81          .81           .81

Ratio of net investment income
   to average net assets                              3.61(e)       3.96          4.33           4.59         4.42          4.41

Portfolio Turnover Rate                              10.87(d)      33.26         22.97          11.45        10.61         32.49
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     249,445       254,810       255,114        261,174      287,162       329,089



(A) AS REQUIRED, EFFECTIVE JANUARY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING DISCOUNT OR PERMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON A DAILY BASIS. THERE WAS NO EFFECT OF THIS CHANGE FOR THE PERIOD ENDED DECEMBER 31, 2001 AND THE RATIOS WERE NOT AFFECTED BY THIS CHANGE. PER SHARE DATA RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1,2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Florida Intermediate Municipal Bond Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of income exempt from federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor" ), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the "Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on invest-

ments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $2,047 during the period ended June 30, 2003, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2002 were as follows: tax exempt income $10,094,653, ordinary income $1,954 and long-term capital gains $1,955,266. The tax character of current year distributions will be determined at the end of the current fiscal year.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2003, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly.

(b) Under the fund' s Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended June 30, 2003, the fund was charged of $85,689 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 2003, the fund was charged $43,504 pursuant to the transfer agency agreement.


(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $30,000 and an attendance fee of $4,000 for each in-person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group in proportion to each fund' s relative net assets. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(d) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund's exchange privilege. During the period ended June 30, 2003, redemption fees charged and retained by the fund amounted to $1,349.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2003, amounted to $27,246,734 and $26,706,566, respectively.

At June 30, 2003, accumulated net unrealized appreciation on investments was $19,395,698, consisting of $19,449,635 gross unrealized appreciation and $53,937 gross unrealized depreciation.

At June 30, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

PROXY RESULTS (Unaudited)

The fund held a special meeting of shareholders on December 18, 2002. The proposal considered at the meeting, and the results, are as follows:



                                                                                                 Shares
                                                        ----------------------------------------------------------------------------
                                                                         For                     Against                 Abstained
                                                        ----------------------------------------------------------------------------

To amend the fund's Charter
   to permit the issuance of
   additional classes of shares                                11,372,007                   1,454,745                    593,065



             For More Information



                        Dreyfus
                        Florida Intermediate
                        Municipal Bond Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2003 Dreyfus Service Corporation                                  740SA0603


ITEM 2.     CODE OF ETHICS.

                    Not applicable.

ITEM 3.     AUDIT COMMITTEE FINANCIAL EXPERT.

                    Not applicable.

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                    Not applicable.

ITEM 5.     AUDIT COMMITTEE OF LISTED REGISTRANTS.

                    Not applicable.

ITEM 6.     [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                    Not applicable.

ITEM 8.      [RESERVED]

ITEM 9.      CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal controls over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 10.  EXHIBITS.

(a)(1)      Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.


                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Florida Intermediate Municipal Bond Fund

By:   /S/STEPHEN E. CANTER
      -----------------------
      Stephen E. Canter
      Chief Executive Officer

Date:  September 3, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:   /S/STEPHEN E. CANTER
      -----------------------
      Stephen E. Canter
      Chief Executive Officer

Date:  September 3, 2003

By:   /S/JAMES WINDELS
      -----------------------
      James Windels
      Chief Financial Officer

Date:  September 3, 2003


                                EXHIBIT INDEX

            (a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

            (b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)